UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Equity Fund

SEMI-ANNUAL
REPORT

JUNE 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners
	Equity Fund

Semi-Annual Report • June 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Fund Expenses	2

	Schedule of Investments	4

	Statement of Assets and Liabilities	8

	Statement of Operations	9

	Statements of Changes in Net Assets	10

	Financial Highlights	11

	Notes to Financial Statements	13

Fund Objective
The Fund’s primary
investment objectives are
growth and conservation of
capital. Income is a
secondary investment
objective.

Letter from the Chairman

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters....Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated....In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. Stocks began the year on a positive note, as the S&P 500 Indexiv hit a six-year high in January 2007. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp

Legg Mason Partners Equity Fund	I

decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. After a modest increase in March 2007, U.S. stock prices rallied in April and May, thanks, in part, to surprisingly strong first quarter corporate profits. Stocks then gave up some ground in June due to continued weakness in the housing market, troubles in the subprime mortgage market and expectations that the Fed would not lower short-term interest rates in 2007. All told, the S&P 500 Index returned 6.96% during the six months ended June 30, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, as the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returned 9.90%, 7.18% and 6.45%, respectively, for the six months ended June 30, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 8.22% and 6.01%, respectively.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

II	Legg Mason Partners Equity Fund

Performance Review

For the six months ended June 30, 2007, Class O shares of Legg Mason Partners Equity Fund returned 6.13%. These shares underperformed the Lipper Large-Cap Core Funds Category Average[1] which increased 6.94% over the same time frame. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 6.96% for the same period.

Performance Snapshot as of June 30, 2007 (unaudited)

Six Months
Equity Fund — Class O Shares	6.13%
S&P 500 Index	6.96%
Lipper Large-Cap Core Funds Category Average	6.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class A shares returned 5.99% over the six months ended June 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A shares and Class O shares were 0.85% and 0.59%, respectively.

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

1  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 843 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Equity Fund	III

• Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

• New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

• Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

The Fund was formerly known as The Salomon Brothers Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

IV	Legg Mason Partners Equity Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 27, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in foreign securities which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Lower-rated higher yielding securities are subject to greater credit risk, including the risk of default, than higher-rated obligations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Equity Fund	V

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Financials
21.9%
Information Technology
17.0%
Industrials
12.4%
Consumer Discretionary
11.2%
Health Care
10.9%
Energy
9.3%
Consumer Staples
7.5%
Utilities
4.8%
Materials
3.1%
Telecommunications Services
0.5%
Short-Term Investment
1.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
June 30, 2007

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	5.99%	$1,000.00	$1,059.90	0.88%	$4.49
Class O	6.13	1,000.00	1,061.30	0.68	3.48

(1)  For the six months ended June 30, 2007.

(2)  Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.43	0.88%	$4.41
Class O	5.00	1,000.00	1,021.42	0.68	3.41

(1)  For the six months ended June 30, 2007.

(2)  Expenses (net of waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	3

Schedule of Investments (June 30, 2007) (unaudited)

LEGG MASON PARTNERS EQUITY FUND

Shares	Security	Value
COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 11.1%
Auto Components — 0.6%
156,100	Tenneco Inc. *	$5,469,744
Hotels, Restaurants & Leisure — 2.4%
443,030	McDonald’s Corp.	22,488,203
Household Durables — 2.3%
108,900	Fortune Brands Inc.	8,970,093
519,100	Toll Brothers Inc. *	12,967,118
	Total Household Durables	21,937,211
Media — 4.6%
238,830	EchoStar Communications Corp., Class A Shares *	10,358,057
829,770	News Corp., Class B Shares	19,034,924
701,960	Time Warner Inc.	14,769,238
	Total Media	44,162,219
Specialty Retail — 1.2%
484,730	Staples Inc.	11,502,643
	TOTAL CONSUMER DISCRETIONARY	105,560,020
CONSUMER STAPLES — 7.4%
Beverages — 1.6%
241,230	PepsiCo Inc.	15,643,766
Food & Staples Retailing — 1.2%
242,730	Wal-Mart Stores Inc.	11,677,740
Food Products — 2.1%
180,530	Kellogg Co.	9,349,649
267,470	McCormick & Co. Inc., Non Voting Shares	10,212,004
	Total Food Products	19,561,653
Household Products — 1.0%
151,230	Procter & Gamble Co.	9,253,764
Tobacco — 1.5%
203,050	Altria Group Inc.	14,241,927
	TOTAL CONSUMER STAPLES	70,378,850
ENERGY — 9.2%
Energy Equipment & Services — 1.7%
156,300	Diamond Offshore Drilling Inc.	15,873,828
Oil, Gas & Consumable Fuels — 7.5%
129,162	ConocoPhillips	10,139,217
343,530	Exxon Mobil Corp.	28,815,297

See Notes to Financial Statements.

4	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
Oil, Gas & Consumable Fuels — 7.5% (continued)
1	Louis Broussard Sealed Envelope (a)(b)	$0
201,200	Newfield Exploration Co. *	9,164,660
285,780	Total SA, ADR	23,142,464
	Total Oil, Gas & Consumable Fuels	71,261,638
	TOTAL ENERGY	87,135,466
FINANCIALS — 21.6%
Capital Markets — 4.0%
79,560	Goldman Sachs Group Inc.	17,244,630
251,220	Merrill Lynch & Co. Inc.	20,996,968
	Total Capital Markets	38,241,598
Commercial Banks — 2.4%
649,660	Wells Fargo & Co.	22,848,542
Consumer Finance — 4.2%
357,370	American Express Co.	21,863,896
236,170	Capital One Financial Corp.	18,525,175
	Total Consumer Finance	40,389,071
Diversified Financial Services — 4.1%
349,174	Bank of America Corp.	17,071,117
450,190	JPMorgan Chase & Co.	21,811,705
	Total Diversified Financial Services	38,882,822
Insurance — 5.2%
347,380	AFLAC Inc.	17,855,332
112	Berkshire Hathaway Inc., Class A Shares *	12,261,200
318,900	Marsh & McLennan Cos. Inc.	9,847,632
415,400	Progressive Corp.	9,940,522
	Total Insurance	49,904,686
Thrifts & Mortgage Finance — 1.7%
139,200	Freddie Mac	8,449,440
613,600	Hudson City Bancorp Inc.	7,498,192
	Total Thrifts & Mortgage Finance	15,947,632
	TOTAL FINANCIALS	206,214,351
HEALTH CARE — 10.7%
Biotechnology — 1.0%
151,900	Genzyme Corp. *	9,782,360
Health Care Equipment & Supplies — 1.0%
179,200	Medtronic Inc.	9,293,312
Health Care Providers & Services — 0.9%
159,005	Coventry Health Care Inc. *	9,166,638
Pharmaceuticals — 7.8%
166,800	Abbott Laboratories	8,932,140
693,800	Elan Corp. PLC, ADR *	15,215,034

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
Pharmaceuticals — 7.8% (continued)
694,100	Schering-Plough Corp.	$21,128,404
503,000	Wyeth	28,842,020
	Total Pharmaceuticals	74,117,598
	TOTAL HEALTH CARE	102,359,908
INDUSTRIALS — 12.3%
Aerospace & Defense — 2.2%
178,600	Honeywell International Inc.	10,051,608
506,500	Orbital Sciences Corp. *	10,641,565
	Total Aerospace & Defense	20,693,173
Building Products — 1.9%
625,200	Masco Corp.	17,799,444
Industrial Conglomerates — 5.7%
921,330	General Electric Co.	35,268,512
173,660	Textron Inc.	19,121,703
	Total Industrial Conglomerates	54,390,215
Machinery — 2.5%
143,800	Caterpillar Inc.	11,259,540
130,900	Parker Hannifin Corp.	12,816,419
	Total Machinery	24,075,959
	TOTAL INDUSTRIALS	116,958,791
INFORMATION TECHNOLOGY — 16.8%
Communications Equipment — 8.1%
781,400	Cisco Systems Inc. *	21,761,990
601,100	Juniper Networks Inc. *	15,129,687
524,997	Motorola Inc.	9,292,447
724,700	QUALCOMM Inc.	31,444,733
	Total Communications Equipment	77,628,857
Electronic Equipment & Instruments — 1.7%
461,970	Dolby Laboratories Inc., Class A Shares *	16,358,358
Semiconductors & Semiconductor Equipment — 2.6%
496,830	ASML Holding NV, NY Registered Shares *	13,637,983
296,700	Texas Instruments Inc.	11,164,821
	Total Semiconductors & Semiconductor Equipment	24,802,804
Software — 4.4%
248,500	Adobe Systems Inc. *	9,977,275
1,073,740	Microsoft Corp.	31,643,118
	Total Software	41,620,393
	TOTAL INFORMATION TECHNOLOGY	160,410,412

See Notes to Financial Statements.

6	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
MATERIALS — 3.0%
Chemicals — 1.0%
186,530	E.I. du Pont de Nemours & Co.	$9,483,185
Metals & Mining — 2.0%
660,668	Barrick Gold Corp.	19,205,619
	TOTAL MATERIALS	28,688,804
TELECOMMUNICATION SERVICES — 0.5%
Wireless Telecommunication Services — 0.5%
70,040	ALLTEL Corp.	4,731,202
UTILITIES — 4.7%
Electric Utilities — 1.2%
158,600	Exelon Corp.	11,514,360
Multi-Utilities — 3.5%
130,400	Dominion Resources Inc.	11,254,824
369,930	Sempra Energy	21,910,954
	Total Multi-Utilities	33,165,778
	TOTAL UTILITIES	44,680,138
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $675,004,513)	927,117,942

Face Amount
SHORT-TERM INVESTMENT — 1.4%
Repurchase Agreement — 1.4%
$13,618,000	Interest in $478,335,000 joint tri-party repurchase agreement dated 6/29/07 with Goldman Sachs & Co., 5.300% due 7/2/07; Proceeds at maturity — $13,624,015; (Fully collateralized by various U.S. government obligations, 0.000% to 7.250% due 9/13/07 to 8/15/22; Market value — $13,890,385) (Cost — $13,618,000)	13,618,000
	TOTAL INVESTMENTS — 98.7% (Cost — $688,622,513#)	940,735,942
	Other Assets in Excess of Liabilities — 1.3%	11,958,378
	TOTAL NET ASSETS — 100.0%	$952,694,320

*   Non-income producing security.

(a)  Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)  Illiquid security.

#    Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR - American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	7

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $688,622,513)	$940,735,942
Cash	4,262
Receivable for securities sold	13,853,242
Dividends and interest receivable	631,301
Receivable for Fund shares sold	186,586
Prepaid expenses	38,241
Total Assets	955,449,574
LIABILITIES:
Investment management fee payable	1,146,099
Distributions payable	1,020,211
Payable for Fund shares repurchased	416,024
Trustees’ fees payable	44,476
Distribution fees payable	102
Accrued expenses	128,342
Total Liabilities	2,755,254
Total Net Assets	$952,694,320
NET ASSETS:
Par value (Note 6)	$602
Paid-in capital in excess of par value	652,139,710
Undistributed net investment income	196,293
Accumulated net realized gain on investments and foreign currency transactions	48,244,286
Net unrealized appreciation on investments	252,113,429
Total Net Assets	$952,694,320
Shares Outstanding:
Class A	30,669
Class O	60,140,233
Net Asset Value:
Class A (and redemption price)	$15.89
Class O (offering price and redemption price)	$15.83
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.86

See Notes to Financial Statements.

8	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$6,924,211
Interest	329,046
Less: Foreign taxes withheld	(77,720)
Total Investment Income	7,175,537
EXPENSES:
Investment management fee (Note 2)	2,572,267
Transfer agent fees (Note 4)	218,453
Legal fees	162,620
Shareholder reports (Note 4)	70,247
Registration fees	58,721
Trustees’ fees	49,372
Insurance	27,824
Audit and tax	18,494
Custody fees	15,217
Distribution fees (Notes 2 and 4)	365
Miscellaneous expenses	23,920
Total Expenses	3,217,500
Net Investment Income	3,958,037
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	53,476,292
Foreign currency transactions	9
Net Realized Gain	53,476,301
Change in Net Unrealized Appreciation/Depreciation From Investments	(610,048)
Net Gain on Investments and Foreign Currency Transactions	52,866,253
Increase in Net Assets From Operations	$56,824,290

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	9

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited)
and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$3,958,037	$13,712,218
Net realized gain	53,476,301	160,364,887
Change in net unrealized appreciation/depreciation	(610,048)	(51,098,073)
Increase from payment by affiliate (Note 2)	—	932,595
Increase in Net Assets From Operations	56,824,290	123,911,627
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(4,077,364)	(13,935,825)
Net realized gains	(34,271,037)	(116,551,984)
Decrease in Net Assets From Distributions to Shareholders	(38,348,401)	(130,487,809)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,320,460	1,108,102
Reinvestment of distributions	20,353,805	71,299,836
Cost of shares repurchased	(51,967,177)	(650,657,327)
Decrease in Net Assets From Fund Share Transactions	(29,292,912)	(578,249,389)
Decrease in Net Assets	(10,817,023)	(584,825,571)
NET ASSETS:
Beginning of period	963,511,343	1,548,336,914
End of period*	$952,694,320	$963,511,343
* Includes undistributed net investment income of:	$196,293	$315,620

See Notes to Financial Statements.

10	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006(3)†
Net Asset Value, Beginning of Period	$15.59		$15.71
Income (Loss) From Operations:
Net investment income (loss)	0.05		(0.00	)(4)
Net realized and unrealized gain (loss)	0.88		(0.07)
Total Income (Loss) From Operations	0.93		(0.07)
Less Distributions From:
Net investment income	(0.05)		—
Net realized gains	(0.58)		(0.05)
Total Distributions	(0.63)		(0.05)
Net Asset Value, End of Period	$15.89		$15.59
Total Return(5)	5.99%		(0.46)%
Net Assets, End of Period (000s)	$ 487		$ 11
Ratios to Average Net Assets:
Gross expenses	0.88	%(6)	0.64	%(6)(7)
Net expenses	0.88	(6)	0.64	(6)(7)
Net investment income (loss)	0.67	(6)	(0.62	)(6)
Portfolio Turnover Rate	15%		41%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For the six months ended June 30, 2007 (unaudited).

(3)  For the period December 28, 2006 (commencement of operations) to December 31, 2006.

(4)  Amount represents less than $0.01 per share.

(5)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)  Annualized.

(7)  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60% (Note 9).

†    For a share of capital stock outstanding for periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	11

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2007(2)(3)		2006(3)†		2005†		2004†		2003†		2002†
Net Asset Value, Beginning of Period	$15.53		$15.61		$15.16		$14.04		$10.75		$14.07
Income (Loss) From Operations:
Net investment income	0.07		0.17		0.15		0.21		0.13		0.11
Net realized and unrealized gain (loss)	0.88		1.91	(4)	0.52		1.04		3.28		(3.26)
Total Income (Loss) From Operations	0.95		2.08		0.67		1.25		3.41		(3.15)
Gain From Repurchase of Treasury Stock	—		—		—		0.01		0.01		0.01
Less Distributions From:
Net investment income	(0.07)		(0.18)		(0.22)		(0.14)		(0.13)		(0.11)
Net realized gains	(0.58)		(1.98)		—		—		—		(0.07)
Total Distributions	(0.65)		(2.16)		(0.22)		(0.14)		(0.13)		(0.18)
Net Asset Value, End of Period	$15.83		$15.53		$15.61		$15.16		$14.04		$10.75
Market Price, End of Period	—		$15.49	(5)	$15.08		$13.00		$12.03		$9.12
Total Return, Based on NAV(6)	6.13%		13.49	%(4)	4.41%		8.99%		31.96%		(22.47)%
Total Return, Based on Market Price	—		3.24	%(5)(7)	17.76	%(7)	9.24	%(7)	33.47	%(7)	(25.36	)%(7)
Net Assets, End of Period (millions)	$952		$964		$1,548		$1,505		$1,404		$1,082
Ratios to Average Net Assets:
Gross expenses	0.68	%(8)	0.61	%(9)	0.58%		0.62%		0.64%		0.62%
Net expenses	0.68	(8)	0.60	(9)(10)	0.58		0.62		0.64		0.62
Net investment income	0.83	(8)	1.04		0.97		1.46		1.12		0.86
Portfolio Turnover Rate	15%		41%		53%		44%		62%		47%

(1)  Effective June 30, 2006, the Fund was converted to an open-end investment company and the shares of the Fund were designated Class O shares.

(2)  For the six months ended June 30, 2007 (unaudited).

(3)  Per share amounts have been calculated using the average shares method.

(4)  The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without the reimbursement, total return would have been 13.42%. The impact of this reimbursement to net realized and unrealized gain was $0.01 per share.

(5)  For the period from January 1, 2006 to June 30, 2006.

(6)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan and the broker commissions paid to purchase or sell shares is excluded. Past performance is no guarantee of future results.

(8)  Annualized.

(9)  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.59% (Note 9).

(10) Reflects fee waivers and/or expense reimbursements.

†    For a share of capital stock outstanding for periods prior to April 16, 2007.

See Notes to Financial Statements.

12	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Legg Mason Partners Equity Fund (formerly known as Legg Mason Partners Equity Fund, Inc.) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Maryland corporation, registered under the 1940 Act, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	13

Notes to Financial Statements (unaudited) (continued)

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

14	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1.0 billion	0.450

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2007 and June 30, 2007, the Fund’s performance varied from that of the S&P 500 Index by (3.99)% and (1.12)%, respectively. This resulted in a total decrease of the base management fee of $134,357.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer of Legg Mason.

During the period ended December 31, 2006, LMPFA reimbursed the Fund in the amount of $932,595 for losses incurred resulting from an investment transaction error.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred after five years. Class C shares have a

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. The CDSC for each class is waived for certain investors.

For the six months ended June 30, 2007, LMIS and its affiliates did not receive any sales charges or CDSCs.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.  Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$155,707,601
Sales	241,592,327

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$257,682,881
Gross unrealized depreciation	(5,569,452)
Net unrealized appreciation	$252,113,429

4.  Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$365	$ 3	$ 1
Class O	—	218,450	70,246
Total	$365	$218,453	$70,247

16	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.  Distributions to Shareholders by Class

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Net Investment Income:
Class A	$1,509	$—
Class O	4,075,855	13,935,825
Total	$4,077,364	$13,935,825
Net Realized Gains:
Class A	$17,142	$36	†
Class O	34,253,895	116,551,948
Total	$34,271,037	$116,551,984

†  For the period December 28, 2006 (commencement of operations) to December 31, 2006.

6.  Shares of Beneficial Interest

At June 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 125 million shares of capital stock authorized with a par value of $1.00 per share.

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	28,758	$ 437,413	732	$ 11,497
Shares issued on reinvestment	1,177	18,651	2	36
Net Increase	29,935	$ 456,064	734	$ 11,533

Class O
Shares sold	94,931	$ 1,883,047	69,550	$ 1,096,605
Shares issued on reinvestment	1,287,890	20,335,154	4,594,610	71,299,800
Shares repurchased	(3,285,608)	(51,967,177)	(41,814,074)	(650,657,327)
Net Decrease	(1,902,787)	$(29,748,976)	(37,149,914)	$(578,260,922)

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

18	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.  Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

10.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with

Legg Mason Partners Equity Fund 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

11.  Subsequent Event

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

20	Legg Mason Partners Equity Fund 2007 Semi-Annual Report

Legg Mason Partners
Equity Fund

TRUSTEES	INVESTMENT MANAGER
Paul R. Ades	Legg Mason Partners Fund
Andrew L. Breech	Advisor, LLC
Dwight B. Crane
Robert M. Frayn, Jr.	SUBADVISER
R. Jay Gerken, CFA	ClearBridge Advisors, LLC
Chairman
Frank G. Hubbard	DISTRIBUTORS
Howard J. Johnson	Citigroup Global Markets Inc.
David E. Maryatt	Legg Mason Investor Services, LLC
Jerome H. Miller
Ken Miller	CUSTODIAN
John J. Murphy	State Street Bank and
Thomas F. Schlafly	Trust Company
Jerry A. Viscione
TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts
01581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Equity Fund and is not for use by the general public.	LEGG MASON PARTNERS EQUITY FUND The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland busines trust.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

LEGG MASON PARTNERS EQUITY FUND
Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

www.leggmason.com/InvestorServices ©2007 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010093 8/07 SR07-378

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling
1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	Principal Accountant Fees and Services

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESMTNET COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	August 29, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	August 29, 2007